Exhibit 99.1


TABLE OF CONTENTS



INDEPENDENT AUDITORS` OPINION ON THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN GERMANY OF OASIS SILICONSYSTEMS HOLDING AKTIENGESELLSCHAFT FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

GERMAN STATUTORY CONSOLIDATED ANNUAL FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003

     o Consolidated balance sheet

     o Consolidated profit and loss statement

     o Consolidated cash flow statement

     o Notes to the consolidated financial statements

INDEPENDENT AUDITORS` OPINION ON THE CONSOLIDATED FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN GERMANY OF OASIS SILICONSYSTEMS HOLDING AKTIENGESELLSCHAFT FOR THE YEARS ENDED DECEMBER 31, 2004 AND DECEMBER 31, 2003


We have audited the accompanying consolidated balance sheet of OASIS SiliconSystems Holding AG and subsidiaries as of 31 December 2004 and 2003, and the related consolidated statements of income, stockholders` equity and consolidated cash flows for each of the two years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in Germany and auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company`s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of OASIS SiliconSystems Holding AG and its subsidiaries as of 31 December 2004 and 2003, and the consolidated results of their operations and their consolidated cash flows for each of the two years ended in conformity with accounting principles generally accepted in Germany.

Application of accounting principles generally accepted in the United States of America would have affected stockholders` equity as of December 31, 2004 and 2003 and net income for each of the two years in the period ended December 31, 2004 to the extent summarized by the Company in Note D. to the Consolidated Financial Statements.




Stuttgart, 18 March 2005

Deloitte & Touche GmbH
Wirtschaftsprufungsgesellschaft


Signed: Dette                     Signed: ppa. Klingor
Wirtschaftsprufer                 Wirtschaftsprufer
[German Public Auditor]           [German Public Auditor]

OASIS SiliconSystems Holding Aktiengesellschaft, Karlsruhe

Consolidated Balance Sheet as at 31 December 2004

A s s e t s
===============================================================================================
                                                      31 December 2004              Prior year
                                                EUR '000           EUR '000           EUR'000
                                              -------------------------------      ------------
A. Fixed assets
   I.   Intangible assets
        Concessions, industrial and similar
        rights and assets                                                709               747
                                                                                   ------------


   II.  Tangible assets
        1. Buildings including buildings on
           third-party land                              99                                 30
        2. Technical equipment and machines             384                                422
        3. Other equipment, factory and
           office equipment                           1,524                              1,128
                                              --------------                       ------------
                                                                       2,007             1,580
                                                                -------------      ------------
                                                                       2,716             2,327
                                                                -------------      ------------


B. Current assets
   I.   Inventories
        1. Work in process                            3,723                              4,561
        2. Finished goods and merchandise             3,567                              1,600
                                              --------------                       ------------
                                                                       7,290             6,161

   II.  Receivables and other assets
        1. Trade receivables                          4,222                              3,944
        2. Other assets                                 249                                275
                                              --------------                       ------------

                                                                       4,471             4,219


   III. Securities
        Other short term investments                                  16,295            12,003

   IV. Cash in hand, bank balances                                     2,391             4,806
                                                                -------------      ------------

                                                                      30,447            27,189
                                                                -------------      ------------

C. Prepaid expenses                                                      220              152
                                                                =============      ============

                                                                      33,383           29,668
                                                                -------------      ------------



S h a r e h o l d e r s' E q u i t y  a n d  L i a b i l i t i e s
================================================================================
                                           31 December 2004        Prior year
                                      EUR '000        EUR '000       EUR'000
                                   ------------------------------  ------------
A.   Equity
     I.  Subscribed capital               10,000                        10,000
    II.  Consolidated capital
         reserve                          12,355                        12,355
   III.  Consolidated retained
         profits brought forward           1,316                         1,056
    IV.  Consolidated net income
         for the year                      1,553                           259
     V.  Difference due to foreign
         currency translation               -267                          -203
                                   --------------                  ------------
                                                          24,957        23,467
                                                                   ------------

B.   Accruals
     1.  Tax accrual                         624                            94
     2.  Other accruals                    3,600                         2,380
                                   --------------                  ------------
                                                           4,224         2,474



C.   Liabilities
     1.  Liabilities to banks              1,326                           112
     2.  Trade payables                    1,910                         3,130
     3.  Other liabilities                   964                           485
         of which taxes:
         EUR 459 thousand (prior
         year: EUR 126 thousand)
         of which relating to
         social security and
         similar obligations:
         EUR 120 thousand (prior
         year: EUR 88 thousand)
                                                   -------------- ------------
                                                           4,200         3,727
                                                                  ------------


D.   Deferred income                                           2             0





                                                   -------------- ------------
                                                          33,383        29,668
                                                   -------------- ------------

OASIS SiliconSystems Holding Aktiengesellschaft, Karlsruhe

Consolidated Profit and Loss Account for the Business Year from 1 January to 31 December 2004


                                                from 1 Jan. to 31 Dec. 2004      Prior year
                                                         EUR '000                  EUR'000
                                                ---------------------------     -----------
1.   Sales                                                           40,189          36,698
2.   Decrease (prior year: increase)
     in finished goods inventories
     and work in process                                               -838           1,667
3.   Other operating income                                           1,114           1,170
                                                                  ---------       ---------
                                                                     40,465          39,535
4.   Cost of materials
     a) Cost of raw materials,
        consumables and supplies
        and of purchased merchandise                16,694                           20,039
     b) Cost of purchased services                   3,063                            1,336
                                                 ---------                        ---------
                                                                     19,757          21,375
5.   Personnel expenses
     a) Wages and salaries                           9,773                            9,022
     b) Social security and pension
        expenses                                     1,928                            1,824
                                                 ---------                        ---------
                                                                     11,701          10,846
6.   Depreciation and amortization
     on intangible fixed assets and
     tangible assets                                                  1,092           1,050
7.   Other operating expenses                                         5,757           6,039
8.   Other interest and similar income                                  333             248
9.   Interest and similar expenses                                       16              16
                                                                  ---------       ---------
10.  Result of ordinary activities                                    2,475             457
                                                                  ---------       ---------
11.  Taxes on income                                                    760             179
12.  Other taxes                                                        162              19
                                                                  ---------       ---------

13.  Consolidated net income for the year                             1,553             259
                                                                  =========       =========

Statement of cash flows under German GAAP


                                                 2004               2003
                                                EUR'000            EUR'000
                                              -----------        -----------

Consolidated net income for the year               1,553                259
Depreciation on fixed assets                       1,092              1,050
                                              -----------        -----------

                                                   2,645              1,309

Increase/decrease (-) in short and
 medium-term accruals                              1,750                992
Increase (-)/decrease in inventories,
 trade receivables and other assets
 including changes in fixed assets
 due to disposals and effects caused
 by foreign currency                              -1,311              3,866
Increase/decrease (-) in trade
 payables and other liabilities
 excluding liabilities to banks
 payable on demand, and including
 the difference between equity due to
 foreign currency translation                       -914             -2,727
                                              -----------        -----------

Cash flow from operating activities                2,170              3,440
                                              -----------        -----------
Cash outflow (-) from capital
 expenditure on property, plant
 and equipment                                    -1,287               -797
Cash outflow (-) from capital
 investments in intangible
 fixed assets                                       -332               -378
                                              -----------        -----------

Cash flow from investing activities               -1,619             -1,175
                                              -----------        -----------

Change in cash and cash equivalents                  551              2,265
Opening balance of cash and cash
 equivalents                                      16,809             14,544
                                              -----------        -----------

Closing balance of cash and cash
 equivalents                                      17,360             16,809
                                              ===========        ===========

Analysis of cash and cash equivalents
                                              December 31,       December 31,
                                                 2004               2003
                                                EUR'000            EUR'000
                                             -------------      -------------

Other short-term investments (shares
 in investment funds)                             16,295             12,003
Liquid funds                                       2,391              4,806

Liabilities to banks payable on demand (-)        -1,326                  0
                                             -------------      -------------

                                                  17,360             16,809
                                             =============      =============

OASIS SiliconSystems Holding Aktiengesellschaft, Karlsruhe

Notes to the Consolidated Financial Statements as at 31 December 2004


A.        GENERAL PRINCIPLES

The consolidated financial statements are prepared in accordance with the accounting provisions in the German Commercial Code.

The regulations under German Corporation Law are complied with, which are a supplement to the mentioned provisions.


B.        ACCOUNTING AND VALUATION METHODS

The prior year's accounting and valuation methods remained unchanged.

The type of expenditure format is applied to the income statement.

Assets and liabilities disclosed in the consolidated financial statements are consistently accounted for and valued by taking into consideration applicable provisions under commercial law. The financial statements of included subsidiaries are based on Commercial Balance Sheets I prepared under German national law, and are then adjusted to Commercial Balance Sheets II by means of adjusting entries in the account books.

The method of translating balance sheets and statements of profit and loss denominated in foreign currency of group companies is to translate items of the balance sheet at the rates in effect at the balance sheet date, and to translate items of the statement of profit and loss on the basis of average market prices.

The conversion rates are as follows:

           Rate in effect at the balance sheet date          Average market prices
Currency               31 December 2004                              2004
--------   ----------------------------------------   -----------------------------------
   USD        USD     1.00000     EUR     0.73314     USD     1,00000     EUR     0.79790

   SEK        SEK     1.00000     EUR     0.11231     SEK     1,00000     EUR     0.10892

   JPY        EUR     1.00000     JPY   132.40000     EUR     1,00000     JPY   132.81512

Items are accounted for and valued by taking into consideration the consolidation principles as defined in ss.ss. 300 et seq. of the Commercial Code. Tangible assets and intangible assets are disclosed at acquisition cost less scheduled straight-line depreciation over their anticipated useful lives.

Inventories are disclosed at acquisition and production cost, or recorded at their latest value where this is lower.

Receivables are disclosed at their nominal value. Receivables denominated in foreign currency are disclosed at the exchange rate in effect at the balance sheet date, insofar as it results in lower valuations under ss. 253 (3) of the Commercial Code (HGB).

Other short-term investments (shares in investment funds) are valued under ss. 253 (1) of the Commercial Code (HGB) at acquisition cost, and the Company sees no reason to depreciate under ss. 253 (3) of the Commercial Code (HGB) as at the balance sheet date. The mentioned shares including retained claims for gains are disclosed under other short-term investments.

Other accruals were set aside for contingent liabilities. They cover all identifiable risks and commitments, such as among others outstanding invoices, warranties, overdue vacation commitments / year-end closing and audit expenses.

Liabilities  are  disclosed  at the  amounts  at  which  they  will  be  repaid.
Liabilities denominated in foreign currency are disclosed at the exchange rate in effect at the balance sheet date, insofar as it results in higher amounts to be repaid (ss. 253 (1) of the Commercial Code (HGB)).



Entities Included in the Consolidation

OASIS SiliconSystems Holding Aktiengesellschaft, Karlsruhe, is directly or indirectly entitled to 100 % of voting rights with respect to the following companies. These subsidiaries are included in the consolidated financial statements by way of full consolidation:


Companies
                                                       Share in capital - %
                                                    --------------------------
Oasis SiliconSystems Aktiengesellschaft, Karlsruhe       54.88 directly
                                                         45.12 indirectly
                                                    --------------------------
                                                          100.0
SiliconSystems GmbH Multimedia Engineering,
Karlsruhe                                                 100.0
OASIS SiliconSystems AB, Gothenburg, Sweden               100.0
OASIS SiliconSystems Inc., Austin/Texas, USA              100.0
OASIS SiliconSystems KK, Yokohama, Japan                  100.0

Consolidated Balance Sheet

Capital consolidation is based on the book-value method according to ss. 301 of the Commercial Code (HGB). Acquisition cost of subsidiaries was charged against prorated equity at the time of each first consolidation.

The treatment of foreign-currency differences arising from the consolidation of intra-group balances and other offsetting differences is such that the statement of profit and loss is not affected.

Inventories and tangible assets accounted for by the consolidated companies as at the balance sheet date of the consolidated financial statements, have been written down to group acquisition or production cost to the extent that these inventories and tangible assets resulted from goods and services provided by other companies included in the group. The cost of acquisition or production incurred by the company providing goods or services, is stated as group acquisition or production cost. Inter-company profits to be eliminated, do not exist in the year 2004.

The Movements in Fixed Assets are presented on the following page.

OASIS SiliconSystems Holding Aktiengesellschaft, Karlsruhe

Movements in Consolidated Fixed Assets in the Business Year 2004

                                                                             Gross book values
                                           ----------------------------------------------------------------------------
                                                         Differences due to
                                           Balance on    foreign  currency      Additions       Disposals   Balance on
                                           1 Jan. 2004      translation                                    31 Dec. 2004
                                            EUR '000         EUR '000            EUR '000        EUR '000    EUR '000
                                           ----------------------------------------------------------------------------

I.   Intangible assets
     Concessions, industrial and similar
     rights and assets                           1,984                  -97           331              21         2,199
                                               -------              -------     ---------         -------       -------

II. Tangible assets
    1. Buildings including buildings
       on third-party land                          31                   -1            69               0            99
    2. Technical equipment and machines          1,051                  -45            88               0         1,094
    3. Other equipment, factory and office
       equipment                                 2,167                  -67         1,130             218         3,012
                                               -------              -------     ---------         -------       -------
                                                 3,249                 -112         1,287             218         4,205
                                               -------              -------     ---------         -------
                                                 5,233                 -209         1,619             238         6,404
                                               =======              =======     =========         =======       =======



                                            Accumulated depreciation/amortization                            Net book values
                        ----------------------------------------------------------------------------- ------------------------------
                                         Differences due
                         Balance on    to foreign currency     Additions    Disposals     Balance on     Balance on      Prior year
                         1 Jan. 2004      translation                                    31 Dec. 2004   31 Dec. 2004
                          EUR '000          EUR '000           EUR '000      EUR '000      EUR '000       EUR '000        EUR '000
                        ------------   -------------------     ---------    ---------    ------------   ------------   -------------
I.   Intangible assets
     Concessions,
     industrial and
     similar rights
     and assets                1,237                   -67           321            0           1,490            709            747
                             -------               -------       -------      -------         -------        -------        -------

II. Tangible assets
    1. Buildings including
       buildings on
       third-party land            1                     0             3            3               0             99             30
    2. Technical equipment
       and machines              629                   -38           125            6             710            384            422
    3. Other equipment,
       factory and
       office
       equipment               1,039                   -30           644          165           1,488          1,524          1,128
                             -------               -------       -------      -------         -------        -------        -------

                               1,669                   -67           771          174           2,199          2,007          1,580
                             -------               -------       -------      -------         -------        -------        -------

                               2,906                  -135         1,092          175           3,689          2,716          2,327
                             =======               =======       =======      =======         =======        =======        =======


As in the prior year, receivables do not exist whose residual terms exceed 1 year.

Liabilities which become due for payment in less than one year amount to EUR 4,200 thousand (prior year: EUR 3,727 thousand). Liabilities do not exist as in the prior year whose residual terms exceed 5 years.

Items for the purpose of cutting off deferred taxes according to ss. 306 of the Commercial Code (HGB) are not to be set aside.



Development of Consolidated Equity

                                      As at         Change in         As at
                                     January 1      fiscal year     December 31
                                      EUR'000         EUR'000         EUR'000
                                    -----------    -------------   -------------
Fiscal year 2003

 Subscribed capital                     10,000                           10,000
 Consolidated capital reserve           12,355                           12,355
 Consolidated retained profits
 brought forward                         1,056                            1,056
 Consolidated net income for
 the year                                                   259             259
 Difference due to foreign
 currency translation                     -109              -94            -203
                                    -----------    -------------   -------------

Total consolidated equity               23,302              165          23,467


Fiscal year 2004

 Subscribed capital                     10,000                           10,000
 Consolidated capital reserve           12,355                           12,355
 Consolidated retained profits
 brought forward                         1,315                1           1,316
 Consolidated net income for
 the year                                                 1,553           1,553
 Difference due to foreign
 currency translation                     -203              -64            -267
                                    -----------    -------------   -------------

Total consolidated equity               23,467            1,490          24,957
                                    ===========    =============   =============



The  nominal  capital  of  OASIS  SiliconSystems   Holding   Aktiengesellschaft,
Karlsruhe, is divided into 10,000,000 individual share certificates made out to bearer.


Capital Reserve/Difference Arising from Capital Consolidation

The difference arising from capital consolidation and the capital reserve were offset according to ss. 309 (1) Sentence 3 of the Commercial Code (HGB), and developed as follows:

                                                                 EUR'000
                                                            ---------------

Goodwill on 31 December 2000                                          4,145
Goodwill charged against capital reserve according
to ss. 309 (1) Sentence 3 of the Commercial Code (HGB)               -4,145
                                                            ---------------
Goodwill on 31 December 2001/31 December 2002/
31 December 2003/ 31 December 2004                                        0
                                                            ===============

Other Financial Commitments

Other financial commitments of EUR 2,792 thousand relate to agreements to rent buildings, and extend to the year 2009.


Contingent Liabilities

The following guarantee was given as at 31 December 2004:

  Type:             Credit by way of a guarantee given by a bank that rent
                    will be paid
  Currency/amount:  EUR 862 thousand (USD 1,175 thousand)
  Expiry on:        30 November 2008

Securities classified into current assets are pledged as security for credit of EUR 862 thousand (USD 1,175 thousand) by way of a guarantee given by a bank that rent will be paid, and for a credit line of EUR 1,466 thousand (the Company had availed itself of EUR 1,265 thousand thereof as at the balance sheet date).


Consolidated Statement of Profit and Loss

Sales are classified into geographical regions as follows:

                          2004            Prior year
                        EUR'000            EUR'000
                  -----------------  -----------------

Domestic                     25,798             26,512
Foreign                      14,392             10,186
                  -----------------  -----------------

                             40,190             36,698
                  =================  =================

Sales revenues focus on the sale of complex integrated circuits in the multimedia and network area, as well as development, analysis and demonstration tools.

C.        OTHER DISCLOSURES


The average number of staff employed by companies whose financial statements were included in the consolidated financial statements, is 151 (prior year:
139).



Supervisory Board

The following individuals are members of the supervisory board of OASIS SiliconSystems Holding Aktiengesellschaft as at 31 December 2004:

o    Dr. Hans-Gerd Hoptner (Chairman),  Dipl.-Ing.,  Oberwinter/Remagen

o Sabine Ahlers (Vice-Chairman), board of directors of Deutsche Effecten und Wechsel-Beteiligungsgesellschaft AG, Jena

o    Dr. Rudolf Simon, Dipl.-Ing., Korntal

The emoluments paid to the members of the supervisory board in the 2004 business year amount to EUR 23 thousand (prior year: EUR 23 thousand).




Board of Directors

The following individuals were members of the board of directors in the 2004 business year of OASIS SiliconSystems Holding Aktiengesellschaft, Karlsruhe:

o        Dipl.-Ing. (FH) Herbert Hetzel, Schweigen
o        Dr. Manfred Muller, Golmsdorf
o        Dave Knapp, Austin/Texas, USA
o        Rolf Jurgen Brub, Grobenzell (since 1 February 2004)

The above individuals are members of the board of directors by profession.

Members of the board of directors of the parent company were paid in 2004 a remuneration of EUR 687 thousand (prior year: EUR 509 thousand) for the work they did for the parent company and its subsidiaries.


Conditional Capital

An extraordinary general meeting of shareholders of OASIS SiliconSystem Holding Aktiengesellschaft, Karlsruhe, passed the following resolution on 26 June 2001:

The Company's nominal capital is conditionally increased by up to EUR 1,000 thousand by way of issuing up to 1,000,000 individual no-par-value share certificates payable to bearer, whose calculated share in the nominal capital is EUR 1.00 per share certificate. The purpose of the conditional capital increase is to grant once or more than once according to ss. 192 (2) No. 3 of the German Corporation Law (AktG) subscription rights to members of the Company's board of directors, managing directors of enterprises affiliated with the Company within the meaning of ss. 15 of the German Corporation Law (AktG), and authorized staff of the Company and its affiliated enterprises. The board of directors is authorized to grant subscription rights to subscribe for individual share certificates with the approval of the supervisory board. Subscription rights are supposed to be granted as follows:

o up to 800,000 subscription rights granted to employees of the Company and its affiliated enterprises

o up to 100,000 subscription rights granted to managing directors of the Company and its affiliated enterprises

o up to 100,000 subscription rights granted to members of the board of directors of the Company.

As at the balance sheet date, 523,998 subscription rights had been granted to employees of the Company and its affiliated enterprises.



Investment Holdings

Companies

                                       Participation      Nominal capital/                      Results for the
                                           quota            Share capital          Equity          year 2004
(Name/registered office)                  per cent               EUR                EUR               EUR
------------------------------------  ---------------   -------------------    -------------   ----------------

1. Domestic

   a. Oasis Silicon Systems
      AG, Karlsruhe                             54.88             56,653.70     4,605,929.44       1,019,826.98

      Allocation under ss. 16 (4) of
      German Corporation Law (AktG)             45.12

   b. Silicon Systems GmbH Multimedia
      Engineering, Karlsruhe                   100.00             25,564.59       206,538.93          88,722.52


2. Foreign

   a. OASIS SiliconSystems Inc.
      Austin/Texas (USA)                       100.00                793.02       769,377.66         418,292.02

   b. OASIS SiliconSystems AB,
      Gothenburg, Sweden                       100.00            109,958.99       111,739.87           2,865.50

   c. OASIS SiliconSystems KK,
      Yokohama, Japan                          100.00             74,100.00        94,743.75          14,337.71



Shares in capital denominated in foreign currency were translated at the rates in effect at respective balance sheet dates.



Disclosures under ss. 158 of German Corporation Law (AktG)

                                                                   EUR '000
                                                                -------------
Consolidated net income for the year according to
   consolidated statement of profit and loss                         1,553
Prior year's consolidated retained profits brought forward           1,315
                                                                -------------
Consolidated retained profits brought forward by the end of
   the business year                                                 2,868
                                                                =============



Karlsruhe, 17 March 2005

OASIS SiliconSystems Holding Aktiengesellschaft



The Board of Directors



-----------------   --------------------  --------------  ----------------------

 (Herbert Hetzel)   (Dr. Manfred Muller)  (Dave Knapp)    (Rolf Jurgen Brub)




D. ADDITIONAL NOTES TO THE CONSOLIDATED ANNUAL FINANCIAL STATEMENTS WITH RESPECT TO U.S. GAAP REQUIREMENTS


1.   Accounting principles used to prepare the financial statements

The consolidated financial statements of OASIS SiliconSystems Holding AG included above were prepared in accordance with the accounting and valuation principles of the German Commercial Code (Handelsgesetzbuch) and the German Stock Corporation Act (Aktiengesetz) - hereafter also referred to as German GAAP. Reconciliation to net income and shareholder's equity of the differences to U.S. GAAP is described in the following paragraphs.



2. Material deviations in the principles, practices and methods used under German GAAP and methods generally accepted in the United States of America with respect to the consolidated balance sheets of OASIS SiliconSystems Holding AG as of December 31, 2004 and 2003


The balance sheet line "Other short-term investments" (shares in investment funds) amounting to EUR 16,295 thousand as at December 31, 2004 and EUR 12,003 thousand as at December 31, 2003 under German GAAP represents cash equivalents under U.S. GAAP because of its short maturity date. Thereof EUR 862 thousand as at December 31, 2004 and EUR 1,150 thousand as at December 31, 2003 are pledged funds and represent restricted cash under U.S. GAAP.

The presentation of the other balance sheet line items is not materially different in comparison to balance sheet line items presented under U.S. GAAP.

The amounts from reconciling items between German GAAP and U.S. GAAP with regard to balance sheet line items presented in the German GAAP balance sheets in comparison to balance sheet line items presented under U.S. GAAP are shown in the reconciliation of Stockholders` Equity to U.S. GAAP.

The following is a summary of the significant adjustments to net income and stockholders` equity that would be required if U.S. GAAP had been applied rather than German GAAP.


3.   Reconciliation of net income to U.S. GAAP

                                                             2004 in     2003 in
Reconciliation of net income to U.S. GAAP       Footnote     EUR'000     EUR'000
--------------------------------------------------------------------------------
Net income as reported in the consolidated
financial statements according to German GAAP                  1,553         259
                                                           ---------------------

Items having the effect of increasing reported
income according to US GAAP
  - reduced cost of materials (cost of goods
    sold) due to overhead cost allocation in
    inventory valuation                               a)          72          32
  - reduction in trade liabilities due to foreign
    currency valuation                                b)          34           3
  - increase in trade receivables due to reversal
    of general reserve                                c)          39           0

Items having the effect of decreasing reported
income according to US GAAP
  - deferred income taxes on items discussed above    d)         -55         -13
                                                    ----------------------------

Net income in consolidated financial statements
according to U.S. GAAP                                         1,643         281
                                                    ----------------------------


4. Reconciliation of Stockholders` Equity to U.S. GAAP as of December 31, 2003 and 2004


Reconciliation of Stockholders` Equity to U.S. GAAP for 2003   Footnote  EUR'000
--------------------------------------------------------------------------------

Stockholders` Equity as reported in the consolidated balance
sheet under German GAAP as at January 1, 2003                             23,302

Consolidated net income under German GAAP for the year 2003                  259

Change in difference arising from 2003 currency translation
(German GAAP)                                                                -94
                                                                         -------

Stockholders` Equity as reported in the consolidated balance
sheet under German GAAP as at December 31, 2003                           23,467
                                                                         -------

Overhead cost allocation in inventory valuation                      a)      299

Reduction in trade liabilities due to foreign currency               b)        3
valuation

Deferred income taxes                                                       -115
                                                                         -------

Stockholders` Equity in accordance with U.S. GAAP as at
December 31, 2003                                                         23,654
                                                                         -------



Reconciliation of Stockholders` Equity to U.S. GAAP for 2004   Footnote  EUR'000
--------------------------------------------------------------------------------

Stockholders` Equity as reported in the consolidated balance
sheet under German GAAP as at January 1, 2004                             23,467

Consolidated net income under German GAAP for the year 2004                1,553

Change in difference arising from 2004 currency translation
(German GAAP)                                                                -63
                                                                         -------

Stockholders` Equity as reported in the consolidated balance
sheet under German GAAP as at December 31, 2004                           24,957
                                                                         -------

Overhead cost allocation in inventory valuation                      a)      371

General reserve on trade receivables                                 c)       39

Reduction in trade liabilities due to foreign currency
valuation                                                            b)       37

Deferred income taxes                                                d)     -170
                                                                         -------

Stockholders` Equity in accordance with U.S. GAAP as at
December 31, 2004                                                         25,234
                                                                         -------


5.   Footnotes to net income and stockholders` equity reconciliation


a) Inventory valuation: Under German GAAP overhead costs are directly recorded as expenses. For U.S. GAAP purposes overhead costs are capitalized to inventories. As a result a U.S. GAAP adjustment is recorded which leads to a higher value of inventories.

b) Valuation of trade liabilities: Under German GAAP trade liabilities are valuated with the exchange rate effective at transaction date in case that rate leads to a higher valuation of the liabilities. For U.S. GAAP purposes trade liabilities not denominated in EUR are valuated with the exchange rate effective at balance sheet closing date. As a result a U.S. GAAP adjustment is recorded which leads to a higher valuation of trade liabilities.

c) Valuation of trade receivables: Under German GAAP a general reserve on trade receivables is recorded. For U.S. GAAP purposes a general reserve is generally disallowed. As a result a U.S. GAAP adjustment is recorded which leads to a higher valuation of trade receivables.

d) Deferred income taxes: On the reconciling items for U.S. GAAP described under footnotes a) to c) deferred income taxes need to be applied for due to reversal effects in future periods.



6.   Statement  of  cash  flows  prepared  in  accordance   with   International
     Accounting Standard No. 7 as amended in October 1992


                                                         2004             2003
                                                        EUR'000         EUR'000
                                                      ----------      ----------

Consolidated net income for the year                       1,553             259
Depreciation on fixed assets                               1,092           1,050
                                                      ----------      ----------

                                                           2,645           1,309

Increase/decrease (-) in short and medium-term
  accruals                                                 1,750             992
Increase (-)/decrease in inventories, trade
  receivables and other assets including changes
  in fixed assets due to disposals and effects
  caused by foreign currency                              -1,311           3,866
Increase/decrease (-) in trade payables and other
  liabilities excluding liabilities to banks
  payable on demand, and including the difference
  between equity due to foreign currency translation        -914          -2,727
                                                      ----------      ----------

Cash flow from operating activities                        2,170           3,440
                                                      ----------      ----------

Cash outflow (-) from capital expenditure on
  property, plant and equipment                           -1,287            -797
Cash outflow (-) from capital investments
  in intangible fixed assets                                -332            -378
                                                      ----------      ----------

Cash flow from investing activities                       -1,619          -1,175
                                                      ----------      ----------


Change in cash and cash equivalents                          551           2,265
Opening balance of cash and cash equivalents              16,809          14,544
                                                      ----------      ----------

Closing balance of cash and cash equivalents              17,360          16,809
                                                      ==========      ==========


Analysis of cash and cash equivalents
                                                       December        December
                                                       31, 2004        31, 2003
                                                        EUR'000         EUR'000
                                                      ----------      ----------

Other short-term investments (shares in
  investment funds)                                       16,295          12,003
Liquid funds                                               2,391           4,806

Liabilities to banks payable on demand (-)                -1,326               0
                                                      ----------      ----------

                                                          17,360          16,809
                                                      ==========      ==========